UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 28, 2007

SPX CORPORATION

(Exact Name of Registrant as specified in Charter)

Delaware	1-6948	38-1016240
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

13515 Ballantyne Corporate Place

Charlotte, North Carolina 28277

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code  (704) 752-4400

NOT APPLICABLE

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On February 28, 2007, SPX Corporation (the “Company”) issued the press release attached as Exhibit 99.1 hereto and incorporated herein by reference.

The press release incorporated by reference into this Item 2.02 contains disclosure regarding free cash flow from continuing operations and adjusted free cash flow from continuing operations.  Free cash flow from continuing operations is defined, for purposes of this press release, as cash flow from continuing operations less capital expenditures from continuing operations. Adjusted free cash flow from continuing operations is defined as free cash flow from continuing operations less interest and taxes paid on the Company’s Liquid Yield Option Notes put to the Company in February, 2006 (the “LYONs”). The Company’s management believes that free cash flow from continuing operations is a useful financial measure for investors in evaluating the cash flow performance of multi-industrial companies, since it provides insight into the cash flow available to fund such things as equity repurchases, dividends, mandatory and discretionary debt reduction and acquisitions or other strategic investments. The Company’s management believes that adjusted free cash flow from continuing operations is a useful financial measure for investors in evaluating the cash flow performance of the Company because excluding the interest and tax payments in connection with the repurchase of the LYONs provides better comparability from period to period. In addition, although the use of free cash flow from continuing operations and adjusted free cash flow from continuing operations is limited by the fact that both measures can exclude certain cash items that are within management’s discretion, each of free cash flow from continuing operations and adjusted free cash flow from continuing operations is a factor used by the Company’s management in internal evaluations of the overall performance of its business.  Neither free cash flow from continuing operations nor adjusted free cash flow from continuing operations is a measure of financial performance under accounting principles generally accepted in the United States (“GAAP”), neither should be considered a substitute for cash flows from operating activities as determined in accordance with GAAP, each should be used in combination with cash flows from operating activities as determined in accordance with GAAP, and each may not be comparable to similarly titled measures reported by other companies.

The press release also contains disclosure regarding organic revenue growth, which is defined, for purposes of this press release, as revenue growth excluding the effects of foreign currency fluctuations, acquisitions and divestitures and a change in classification of certain sales program costs for periods in 2005.  The Company’s management believes that this metric is a useful financial measure for investors in evaluating our operating performance for the periods presented because excluding the effect of currency fluctuations and acquisitions and dispositions, as well as changes in accounting classifications, when read in conjunction with the Company’s revenues, presents a useful tool to evaluate the Company’s ongoing operations and provides investors with a tool they can use to evaluate the Company’s management of assets held from period to period.  In addition, organic revenue growth is one of the factors the Company’s management uses in internal evaluations of the overall performance of its business. This metric, however, is not a measure of financial performance in accordance with GAAP and should not be considered a substitute for revenue growth as determined in accordance with GAAP and may not be comparable to similarly titled measures reported by other companies.

The press release also contains disclosure on adjusted earnings per share, which is defined, for purposes of this press release, as net earnings from continuing operations per share excluding the impact of:  a legal settlement (net of tax); charges for certain legacy legal matters; a tax accrual reversal effected upon the completion of the audit of several years of the Company’s U.S. Federal tax returns; and other tax benefits and charges that are not indicative of the Company’s normalized tax rate.  The Company’s management views the legal settlement and charges as items that do not relate to the ordinary course of the Company’s business as currently operated.  Furthermore, the tax accrual reversal and other tax benefits and charges cumulatively had an exaggerated impact on the full year 2006 results, leading to an effective tax rate of 20.3% for fiscal year 2006, which the Company’s management views as anomalous and not indicative of the Company’s normalized effective tax rate.  The tax benefits and charges reported for the fourth quarter had a similar effect on the tax rate for that quarter.  The Company’s management believes adjusted earnings per share, when read in conjunction with net earnings from continuing operations per share, gives investors a useful tool to assess and understand the Company’s overall financial performance, especially when comparing results with previous periods or forecasting performance for future periods, primarily because it excludes items the Company believes are not reflective of its operating performance, allowing for a better period-to-period comparison of core operations and growth of the Company.  Additionally, the Company’s management uses adjusted earnings per share exclusive of the items listed above as one measure of the Company’s ongoing performance and makes management decisions based on, among other things, the expected impacts of those decisions on adjusted earnings per share.  The adjusted earnings per share measure does not provide investors with an accurate measure of the actual earnings per share earned by the Company and should not be considered a substitute for net earnings from continuing operations per share as determined in accordance with GAAP and may not be comparable to similarly titled measures reported by other companies.

Refer to the tables included in the press release for the components of the Company’s free cash flow from continuing operations, adjusted free cash flow from continuing operations, organic revenue growth and adjusted earnings per share and for the reconciliations to their respective comparable GAAP measures.

The information in this Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.              Financial Statements and Exhibits.

Exhibit
Number	Description
99.1	Press Release issued February 28, 2007, furnished solely pursuant to Item 2.02 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION

Date: February 28, 2007	By:	Patrick J. O’Leary
Patrick J. O’Leary
Executive Vice President Finance, Treasurer and
Chief Financial Officer

S-1

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release issued February 28, 2007, furnished solely pursuant to Item 2.02 of Form 8-K.